Exhibit 99.1


                               [Picture of Train]

                            Genesee & Wyoming Inc.

o Acquirer, owner and operator of regional freight railroads in the United States, Canada, Australia, Mexico and Bolivia
o Provider of freight car switching and other rail related services to industrial companies and ports
o    2000 revenue of $169 million in North America
o 50% ownership of joint venture in Australia with pro forma revenue of $190 million
o    NASDAQ "GNWR" with fully diluted market cap of $130 million

                         [Map of Worldwide locations]

                             North America Revenue
                                 by Geography*


                    [Pie Chart illustrating the following:]

                              United States:  63%
                                 Mexico:  19%
                                 Canada:  18%

                     *For the year ended December 31, 2000

                          2000 Revenue:  $169 million
                           2000 EBITDA:  $36 million

                        Australia Revenue by Geography:
                              50% G&W Ownership*

                    [Pie chart illustrating the following:]

                            Western Australia:  77%
                             South Australia:  23%

             * Pro forma for the 12 months ended December 31, 2000

                          2000 Revenue:  $190 million
                           2000 EBITDA:  $54 million

                          Strategy:  Consolidator in
                         Global Railroad Privatization

o Acquire strategic properties with attractive financial returns - US and international
o    Create regional railroad networks through connecting acquisitions
o Increase revenue through focus on customer service - take business from trucks
o    Reduce costs through G&W best practices
o    Diversification of earnings base

             [Map illustrating New York/Pennsylvania Operations]

                       Building a U.S. Regional Railroad

                         New York/Pennsylvania Region:

o    Six contiguous acquisitions
o    $36 million revenue in 2000
o    Main products:  petroleum, chemicals, pulp and paper

                          Mexico:  1999 Privatization

Overview:
o    Market entry via "option" in LCD
o    Start-up  of FCCM in September 1999 - 1,000 miles
o    Products: stone, petroleum, agricultural

Achievements:
o    Revenues on budget - $33 million in 2000
o    Strong operating ratio -below 80%
o    Start-up of new intermodal and auto traffic in 2001
o    IFC refinancing

                    [Map illustrating Mexican Operations]

                       Building the Australia Franchise

8/97: G&W wins                 12/99: G&W awarded
bid for South                  rail operating contract
Australia rail                 for Broken Hill
privatization                  Proprietary Co. Ltd.
                               (BHP)

  1997            1998                1999                      2000

                               1999: Asia Pacific          10/00: G&W forms
                               Transport Consortium        ARG and wins bid
                               (APTC) nominated to         for Western
                               build Alice Springs to      Australia rail
                               Darwin rail line with       privatization
                               G&W as operator

                   [Map illustrating Australian Operations]

                        Australian Railroad Group - ARG

o Joint venture between G&W and Wesfarmers - equity accounting for G&W's 50% ownership
o    Largest private rail operator in Australia
o Winning bidder for US$323 million privatization of the Western Australia freight system in December 2000
o G&W contributed Australia Southern Railroad and its interest in Asia Pacific Transport Consortium (APTC) to ARG

                         Australian Railroad Group - ARG

o Diversified product mix includes alumina, grain, iron ore, nickel, and hook and pull
o Significant expected industrial expansion in Western Australia and potential for operating efficiencies
o    Poor grain harvest in 2000 to normal in 2001
o    Additional privatizations (National Rail, Freightcorp)

                              Financial Overview

                           Track Record of Execution

                     1997            1998          1999          2000*
                     ----            ----          ----          -----
Revenue             $104mm           $147 mm       $176 mm       $207 mm

Net Income           $8 mm            $11 mm        $13 mm        $14 mm

Diluted EPS         $1.47           $2.19         $2.76         $3.11

Acquisitions    S. Australia         None         Mexico      W. Australia
                   Canada JV                      Canada         Bolivia


* Note deconsolidation of South Australian subsidiary and equity accounting as of 12/16/00.

                     Presentation of Financial Statements


o    Presentation of two companies: GWI and ARG
o    Consolidated financial results for North America
o    Equity accounting for ARG and deconsolidation of ASR
o    Equity accounting for the Oriental (Bolivia)

                   GWI Financial Results Pro Forma For ARG*

                                            9 Months Ended        9 Months
                                          September 30, 2000*    Annualized
                                          -------------------    ----------
($million)
Net Income Before Equity Earnings                $  7.8            $ 10.4
Equity Earnings - ARG                            $  6.8            $  9.1
Net Income                                       $ 14.5            $ 19.4
Diluted EPS                                      $ 2.76            $ 3.68
GWI Reported EPS                                 $ 2.25            $ 3.00
  Accretion                                      $ 0.51            $ 0.68

                     *As reported in Form 8-K dated 3/2/01

                         Overview of Genesee & Wyoming

                                      North                 South    Weighted
                                     America   Australia   America     Total
                                    ---------  ---------  ---------  ---------
($ million)
GWI% Ownership                        100%(a)     50%       22.6%
Revenue                              $169       $190        $ 31        $271
EBITDA                               $ 36       $ 54        $ 16        $ 67
Net Income                           $ 10       $ 17        $  8        $ 20

Balance Sheet:
Total Debt                           $105       $272        $  0(b)     $241
Total Assets                         $342       $405        $ 69        $496

(a) Excludes 12.7% IFC interest in Mexico
(b) Excludes $10.8 million non-recourse debt for a portion of the GWI investment

                             North America Revenue

                      [Chart illustrating the following:]


                                            1998         1999        2000
                                            ----         ----        ----
North America Revenue                        101          132         169
($million)

                         6 Cylinders of North America

                    [Pie chart illustrating the following:]


Canada                                                      18%
Mexico                                                      19%
Rail Link & Louisiana                                       15%
Oregon                                                      13%
New York-Pennsylvania                                       21%
Illinois                                                    14%

                          2000 Revenue:  $169 million
                           2000 EBITDA:  $36 million

                        North America Operating Income

                      [Chart illustrating the following:]

                                               1998         1999        2000
                                               ----         ----        ----
North America Operating Income ($ million)       11           16          24
Operating Ratio                                89.3%        88.1%       85.9%

                           Strong Financial Position

o     Available Revolving Credit*      -->     $50 million

o     Total Debt*                      -->     $105 million

o     Total Debt/EBITDA*               -->     2.9x

o     Private Equity Sponsor           -->     Brown Brothers Harriman

o     Debt Financing in Mexico         -->     IFC--World Bank

o     JV Partner in Australia          -->     Wesfarmers

 *As of December 31, 2000, for North America consolidated financial statements

                          Growth and Value Investment

Value Investment                  -->     o  First Call Consensus '01 P/E:6.5x
                                          o  Relevant Comps '01 P/E:10x-15x
------------------------------------------------------------------------------
Growth Investment                 -->     o  25%+ EPS CAGR since 1997
------------------------------------------------------------------------------
Investment in Global Rail         -->     o  Unique global operator
Privatization                             o  Strong financial sponsorship
------------------------------------------------------------------------------
Strong Cash Flow                  -->     o  Free cash flow positive

                           [Genesee & Wyoming logo]